UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2008

Opexa Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

001-33004	76-0333165
(Commission File Number)	(I.R.S. Employer Identification No.)
2635 N. Crescent Ridge Drive The Woodlands, Texas	77381
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On October 23, 2008 the Company filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. On October 23, 2008, the Company announced its results of operations in a press release. A copy of the press release announcing the results is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01.     Other Event.

On October 23, 2008, the Company announced additional positive data from the company’s Phase IIb TERMS clinical trial (Tovaxin® for Early Relapsing Multiple Sclerosis).  A copy of the press release is attached as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibit 99.1
Exhibit 99.2

The following exhibit is to be filed as part of this 8-K:

Exhibit No.	Description

99.1	Press release issued October 23, 2008
99.2	Press release issued October 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEXA THERAPEUTICS, INC.

		By:	/s/ Lynne Hohlfeld
Lynne Hohlfeld
Chief Financial Officer
DATE:	October 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued October 23, 2008
99.2	Press release issued October 23, 2008